Exhibit 10.31

STEPAN COMPANY

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

Dated as of April 23, 2014

to:

NOTE PURCHASE AGREEMENT

dated as of September 29, 2005

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of April 23, 2014 (this “Second Amendment”), is among STEPAN COMPANY, a Delaware corporation (the “Company”), and each of the institutions which is a signatory to this Second Amendment (collectively, the “Noteholders”).

RECITALS:

A.The Company and each of the purchasers named therein have heretofore entered into (i) a Note Purchase Agreement dated as of September 29, 2005, as amended by that certain First Amendment, dated as of October 25, 2011 (as so amended, the “2005 Note Purchase Agreement”), pursuant to which the Company issued its $40,000,000 5.69% Series 2005-A Senior Notes, due November 1, 2018 (the “2005 Notes”), (ii) a First Supplement to Note Purchase Agreement dated as of June 1, 2010 (the “2010 Supplement”), pursuant to which the Company issued its $40,000,000 5.88% Series 2010-A Senior Notes, due June 1, 2022 (the “2010 Notes”) and (iii) a Second Supplement to Note Purchase Agreement dated as of November 1, 2011 (the “2011 Supplement” and, together with the 2005 Note Purchase Agreement and 2010 Supplement, the “Note Purchase Agreement”), pursuant to which the Company issued its $65,000,000 4.86% Series 2011-A Senior Notes, due November 1, 2023 (the “2011 Notes” and, together with the 2005 Notes and 2010 Notes, the “Notes”).

B.The Company and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

C.Capitalized terms used herein shall have the meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

D.All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Second Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1.SECOND AMENDMENT.

Section 1.1.The last paragraph of Section 10.6 of the Note Purchase Agreement is hereby amended by (i) deleting the word “and” at the end of clause (ii), (ii) deleting the period at the end of such paragraph and replacing it with “, and” and (iii) adding a new clause (iv) at the end thereof to read as follows:

(iv) the sale by the Company or any Restricted Subsidiary of accounts receivable owing to it by account debtors which customarily pay on terms longer than general market practices (“Permitted Supplier Financings”) pursuant to a receivables purchase agreement or other customary documentation (any such agreement a “Receivables Purchase Agreement”) with JPMorgan Chase Bank, National Association or another institution (any such institution a “Receivables Facility Counterparty”) whereby the Company or such Restricted Subsidiary promptly receive cash proceeds from such

Receivables Facility Counterparty equal to the face value of such receivables net of a commercially reasonable and customary discount rate; provided further that (i) any such sale is a true sale with recourse to the Company or such Restricted Subsidiary limited to breach of representation, warranty or covenant by the Company or such Restricted Subsidiary with respect to the sold receivables; (ii) such Receivables Purchase Agreement is on customary terms for such arrangement; and (iii) no Default or Event of Default exists or would result from the sale of such receivables.

Section 1.2.Section 10 of the Note Purchase Agreement is hereby amended by adding a new Section 10.11 thereto to read as follows:

Section 10.11. Lien Restrictions. Notwithstanding anything to the contrary contained in Section 10.5, no Liens permitted pursuant to the terms of Section 10.5 may secure any obligations under the Bank Credit Agreement or any private placement document pursuant to which the Company has issued senior notes, either now existing or existing in the future (each such Bank Credit Agreement or private placement document, a “Senior Debt Facility”), unless the Company makes, or causes to be made, effective a provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders.

Section 1.3.Section 10 of the Note Purchase Agreement is hereby amended by adding a new Section 10.12 thereto to read as follows:

Section 10.12. Most Favored Lender Status. If at any time (including, for the avoidance of doubt, on the date of the Second Amendment) any Senior Debt Facility contains any covenant (whether set forth as a covenant, undertaking, event of default, restriction or other such provision (or any thereof shall be amended or otherwise modified)) similar in nature to the provisions set out in Section 10.6 of this Agreement with respect to Permitted Supplier Financings and such covenant (howsoever expressed) is more restrictive on the Company or would be more beneficial to the holders of Notes than the provisions of Section 10.6 of this Agreement (any such covenant, a “More Favorable Covenant”), then (i) such More Favorable Covenant shall be deemed automatically incorporated by reference into this Agreement, mutatis mutandis, as if set forth in full herein, effective as of the date when such More Favorable Covenant shall have become effective under such Senior Debt Facility, and (ii) the Company shall provide a More Favored Lender Notice in respect of such More Favorable Covenant.

Any More Favorable Covenant incorporated into this Agreement (herein referred to as an “Incorporated Covenant”) pursuant to this Section 10.12, (a) shall thereafter be waived, amended or otherwise modified under this Agreement at such time as the applicable Senior Debt Facility shall be so waived, amended or otherwise modified, provided that (A) if a Default or Event of Default then exists (including in respect of such Incorporated Covenant), such Incorporated Covenant shall only be deemed to be so waived, amended or otherwise modified hereunder at such time, if it should occur, when such Default or Event of Default no longer exists and (B) if any fee or other cash consideration is given to the lenders under the applicable Senior Debt Facility for the waiver, amendment or other modification of such More Favorable Covenant, the equivalent of such fee or other cash consideration shall also be given pro rata to the holders of the Notes at substantially the same time, and (b) shall be deemed automatically deleted from this Agreement at such time as such applicable Senior Debt Facility shall be terminated and no amounts shall be outstanding thereunder provided that, if a Default or Event of Default then exists (including in respect of such Incorporated Covenant), such Incorporated Covenant shall only be deemed automatically deleted from this Agreement at such time, if it should occur, when such Default or Event of Default no longer exists.

“Most Favored Lender Notice” means, in respect of any More Favorable Covenant, a written notice to each of the holders of the Notes delivered promptly, and in any event within five Business Days after the inclusion of such More Favorable Covenant in any Senior Debt Facility (including by way of amendment or other modification of any existing provision thereof), by a Senior Financial Officer referring to the provisions of this Section 10.12 and setting forth a reasonably detailed description of such More Favorable Covenant (including any defined terms used therein).

Section 1.4.The provisions of Paragraph 6 in each of the First Supplement and the Second Supplement are hereby deleted in their entirety and replaced by “Reserved.”.

Section 1.5.Schedule B of the Note Purchase Agreement is hereby amended by adding the following new defined term in the appropriate alphabetical order therein:

“Second Amendment” means the Second Amendment to Note Purchase Agreement dated as of April [___], 2014, among the Company and each of the institutions which is a signatory thereto.

SECTION 2.REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY.

Section 2.1.To induce the Noteholders to execute and deliver this Second Amendment, the Company represents and warrants to the Noteholders (which representations and warranties shall survive the execution and delivery of this Second Amendment) that:

(a)

this Second Amendment has been duly authorized, executed and delivered by it and this Second Amendment, and the Note Purchase Agreement as amended by this Second Amendment, constitutes the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b)

the execution, delivery and performance by the Company of this Second Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(b);

(c)	as of the date hereof and after giving effect to this Second Amendment, no Default or Event of Default under the Note Purchase Agreement has occurred which is continuing; and

(d)all of the representations and warranties contained in Section 5 of the Note Purchase Agreement are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof, except that any representation or warranty made as of a specific date shall be deemed made as of such specific date.

Execution and delivery by the Company of this Second Amendment constitutes the certification by the Company that the foregoing representations and warranties are true and correct on and with respect to the date hereof.

SECTION 3.CONDITIONS TO EFFECTIVENESS OF THIS SECOND AMENDMENT.

Section 3.1.This Second Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

(a)	executed counterparts of this Second Amendment, duly executed by the Company and the Required Holders of the Notes under the Note Purchase Agreement, shall have been delivered to the Noteholders; and

(b)the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof.

Upon receipt of all of the foregoing, this Second Amendment shall become effective.

SECTION 4.PAYMENT OF NOTEHOLDERS’ COUNSEL FEES AND EXPENSES.

Section 4.1.The Company agrees to pay upon demand, the reasonable fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Second Amendment.

SECTION 5.MISCELLANEOUS.

Section 5.1.This Second Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and each of the Notes are hereby ratified and shall be and remain in full force and effect.

Section 5.2.Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Purchase Agreement without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

Section 5.3.The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 5.4.This Second Amendment shall be governed by and construed in accordance with New York law.

Section 5.5.This Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

[Signature Pages Follow]

In Witness Whereof, the parties hereto have executed and delivered this Second Amendment as of the date Second written above

STEPAN COMPANY

By  /s/ Scott D. Beamer

Name:  Scott D. Beamer

Title:	Vice President and Chief Financial Officer

Signature page to Second Amendment to 2005 Note Purchase Agreement

Accepted as of the first date written above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By  /s/ illegible

Vice President

We acknowledge that we hold $10,400,000.00 5.88% Series 2010-A Senior Notes, due November 1, 2018.

We acknowledge that we hold $22,500,000.00 4.86% Series 2011-A Senior Notes, due November 1, 2023

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc., as investment manager

By  /s/ illegible

Vice President

We acknowledge that w	old $6,600,000.00 5.88% Series 2010-A Senior Notes, due November 1, 2018.

FORETHOUGHT LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By  /s/ illegible

Vice President

We acknowledge that we hold $3,000,000.00 5.88%

Series 2010-A Senior Notes, due November 1, 2018.

Signature page to Second Amendment to 2005 Note Purchase Agreement

Accepted as of the first date written above.

MUTUAL OF OMAHA INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By  /s/ illegible

Vice President

We acknowledge that we hold $15,000,000.00 4.86% Series 2011-A Senior Notes, due November 1, 2023

RGA REINSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By  /s/ illegible

Vice President

We acknowledge that we hold $7,500,000.00 4.86% Series 2011-A Senior Notes, due November 1, 2023

Signature page to Second Amendment to 2005 Note Purchase Agreement

Accepted as of the date first written above.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:Cigna Investments, Inc. (authorized agent)

By  /s/ Elisabeth V. Piker

Name:Elisabeth V. Piker

Title:Managing Director

We acknowledge that we hold $6,428,565.00 5.69% Series 2005-A Senior Notes, due November l, 20 l 8.

We acknowledge that we hold $6,000,000 5.88% Series 2010-A Senior Notes, due November l, 2018.

LIFE INSURANCE COMPANY OF NORTH AMERICA

By:Cigna Investments, Inc. (authorized agent)

By  /s/ Elisabeth V. Piker

Name:Elisabeth V. Piker

Title:Managing Director

We acknowledge that we hold $4,999,995.00 5.69% Series 2005-A Senior Notes, due November 1, 2018.

We acknowledge that we hold $2,000,000 5.88% Series 2010-A Senior Notes, due November 1, 2018.

Signature page to Second Amendment to 2005 Note Purchase Agreement

Accepted as of the date first written above.

CIGNA HEALTH AND LIFE INSURANCE COMPANY

By:Cigna Investments, Inc. (authorized agent)

By  /s/ Elisabeth V. Piker

Name:Elisabeth V. Piker

Title:Managing Director

We acknowledge that we hold $2,142,855 .00 5.69% Series 2005-A Senior Notes, due November 1, 2018.

We acknowledge that we hold $2,000,000 5.88% Series 2010-A Senior Notes, due November l, 2018.

HEALTHSPRJNG LIFE& HEALTH INSURANCE COMPANY, INC.

By:Cigna Investments, Inc. (authorized agent)

By  /s/ Elisabeth V. Piker

Name:Elisabeth V. Piker

Title:Managing Director

We acknowledge that we hold $714,285.00 5.69% Series 2005-A Senior Notes, due November l, 2018.

Signature page to Second Amendment to 2005 Note Purchase Agreement

Accepted as of the date first written above.

AXA EQUITABLE LIFE INSURANCE COMPANY

By  /s/ Amy Judd

Name:Amy Judd

Title:Investment Officer

We acknowledge that we hold $8,571,420.00 5.69% Series 2005-A Senior Notes, due November 1, 2018.

We acknowledge that we hold $10,000,000 5.88% Series 2010-A Senior Notes, due November 1, 2018.

Signature page to Second Amendment to 2005 Note Purchase Agreement

Accepted as of the date first written above.

HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY

By:AllianceBernstein LP,

its Investment Advisor

By  /s/ Amy Judd

Name:Amy Judd

Title:Investment Officer

We acknowledge that we hold $1,785,712.50 5.69% Series 2005-A Senior Notes, due November 1, 2018.

Signature page to Second Amendment to 2005 Note Purchase Agreement

Accepted as of the date first written above.

NEW YORK LIFE INSURANCE COMPANY

By  /s/ James Belletire

Name:James Belletire

Title:Vice President

We acknowledge that we hold $9,400,000 4.86% Series 2011-A Senior Notes, due November 1, 2023

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By  NYL Investors LLC, its Investment Manager

By  /s/ James Belletire

Name:James Belletire

Title:Managing Director

We acknowledge that we hold $9,200,000 4.86% Series 2011-A Senior Notes, due November 1, 2023

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By  NYL Investors LLC, its Investment Manager

By  /s/ James Belletire

Name:James Belletire

Title:Managing Director

We acknowledge that we hold $1,200,000 4.86% Series 2011-A Senior Notes, due November 1, 2023

Signature page to Second Amendment to 2005 Note Purchase Agreement

Accepted as of the date first written above.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLYOWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

By NYL Investors LLC, its Investment Manager

By  /s/ James Belletire

Name:James Belletire

Title:Managing Director

We acknowledge that we hold $200,000 4.86% Series 2011-A Senior Notes, due November l, 2023

Signature page to Second Amendment to 2005 Note Purchase Agreement